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Exhibit 10.2

AMENDMENT NO. 1
TO
COST ALLOCATION AGREEMENT

WHEREAS, Zenith National Insurance Corp., Zenith Insurance Company, ZNAT Insurance Company, CalFarm Insurance Company, CalFarm Life Insurance Company, and CalFarm Insurance Agency have previously entered into a Cost Allocation Agreement; and

WHEREAS, Zenith Insurance Company has recently formed and owns 100% of the outstanding common stock of Zenith Star Insurance Company; and

WHEREAS, Zenith Star Insurance Company desires to become a party to the aforementioned Cost Allocation Agreement;

IN CONSIDERATION OF THE PREMISES, the parties agree as follows:

1.
Effective July 1, 1993, Zenith Star Insurance Company shall become a party to the inter-company Cost Allocation Agreement, subject to all of the terms, conditions and obligations thereunder.

2.
In all other respects the Cost Allocation Agreement remains unchanged.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 1 to be executed on its behalf, this 28th day of December, 1993.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY

By:	/s/ ILLEGIBLE	By:	/s/ JAMES ROSS

ZENITH STAR INSURANCE COMPANY		CALFARM INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JAMES ROSS

CALFARM LIFE INSURANCE COMPANY		CALFARM INSURANCE AGENCY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZNAT INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER

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AMENDMENT NO. 1 TO COST ALLOCATION AGREEMENT